Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	328,701.87
Total Transaction Valuation	2,380,172,880.12
Total Offset Amount	0.00
Net Fee	$ 328,701.87